CONSULTING AGREEMENT

THIS AGREEMENT (the "Agreement") is made by and between the undersigned (hereinafter, "Client") and Maxim Partners, LLC (hereinafter, "Consultant") and sets forth the terms and conditions under which Consultant will assist Client. This Agreement becomes effective on the date of execution by an authorized officer of Consultant.

WITNESSETH:

A. Whereas, the Consultant provides various consulting services to management of public and private companies;

B. Whereas, the Client requires assistance with various matters pertaining to taking a company public;

C. Whereas, the Client desires to engage Consultant and Consultant desires to accept the engagement upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1. Appointment and Engagement

The Client hereby appoints and engages Consultant and Consultant accepts such appointment and engagement.

2. Authority and Description of Services

During the term of this Agreement, Consultant will provide some or all the following services involving the Client from time to time as requested by the Client during the term of this Agreement:

(i) Advise on selecting an accounting firm to prepare financial statements in conformity with the relevant regulations;

(ii) Advise on selecting auditors to prepare an audit of financial statements in conformity with the relevant regulations;

(iii) Advise on selecting a securities attorney to assist with the relevant regulations;

(iv) Draft the content of the registration statement to be reviewed by the relevant regulatory agencies;

(v) Draft the responses to registration statement comments from the relevant regulatory agencies;

(vi) Assist in the selection of a transfer agent;

(vii) Assist in the selection of a market maker;

(viii) Advise on responses to comments from the market maker relating to the Company's securities being quoted;

(ix) Assist in the selection of an investor relations firm;

(x) Advise on preparation of the first 10Q, second 10Q, third 10Q and first 10K to be filed by the Company.

Consultant's activities pursuant to this Agreement or as contemplated by this Agreement do not constitute and shall not constitute acting as a securities broker, dealer, finder, lawyer, accountant, market maker or investment advisor

3. Compensation

Upon execution of this Agreement, the Company hereby agrees to pay Consultant a fee of $185,000 (the "Cash Fee"), payable as follows:

(a) $75,000 upon engagement;
(b) $15,000 upon filing of a prospectus;
(c) $15,000 upon notification by the applicable regulatory agency that the review of the prospectus has been completed;
(d) $15,000 upon submission of the first 10Q;
(e) $35,000 upon notification that the common shares have been approved for publication, listing, or quotation;
(f) $15,000 upon submission of the second 10Q;
(g) $10,000 upon submission of the third 10Q and
(h) $5,000 upon submission of the first 10K.

4. Indemnification

(a) The Client agrees to indemnify, defend, release and hold harmless Consultant, its officers, directors, agents, employees or assigns from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys fees and disbursements) based upon, arising out of this Agreement, unless the circumstances requiring indemnification are caused by Consultant through illegal, reckless or negligent acts. Consultant shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Client with retainer fees paid in advance by the Client as requested by any law firm selected by Consultant.

(b) The Consultant acknowledges that the Client is relying upon the representations, and warranties of the Consultant set forth herein in determining the eligibility of the Consultant to provide the Services, as set forth above, and hereby agrees to indemnify and hold harmless the Client and its directors, officers, employees, advisors, affiliates, shareholders, partners, representatives and agents from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Consultant contained herein or in any document furnished by the Consultant to the Client in connection herewith being untrue in any material respect or any breach or failure by the Consultant to comply with any covenant or agreement made by the Consultant herein or in any document furnished by the Consultant to the Client in connection herewith.

5. Term of Agreement

This Agreement shall become effective upon execution hereof and remain in effect until the earlier of (a) Company files its first 10K or (b) April 30, 2020.

6. Where Services shall be performed

Consultant's services shall be performed at Consultant's main office location or other such designated location as Consultant deems the most advantageous for the services to be performed.

7. Consultant as an Independent Contractor, Third Parties and Conflicts

Consultant is an independent contractor, and not an employee of the Client. Consultant has no authority to bind the Client or any affiliate of the Client in any manner including any legal action, contract, agreement, or purchase, and such action cannot be construed to be made in good faith. Consultant is not entitled to any medical coverage, life insurance, savings plans, health insurance, or any and all other benefits afforded Client employees. Consultant shall be solely responsible for any Federal, State or local taxes. Consultant may use subcontractors and third parties to provide the services set forth herein at its discretion. The Client hereby acknowledges that Consultant does, and shall, represent and service other and multiple clients in the same manner as it does the Client. Additionally, the Client hereby acknowledges that Consultant may even represent companies which compete with the Client and that this Agreement is non-exclusive

with regard to Consultant's services.

8. Termination of Agreement

This Agreement may be terminated prior to the expiration of the term set forth herein as follows:
a. Upon the bankruptcy or liquidation of the other party, whether voluntary or involuntary;
b. Upon the other party taking the benefit of any insolvency law; and/or
c. Upon the other party having or applying for a receiver appointed for either party.

9. Expenses.

The Client shall be solely responsible for paying all third-party fees and expenses, including but not limited to: attorneys, accountants, auditors, blue sky service and filing fees, SEC filing fees, stock exchange fees, transfer agent fees, EDGAR/XBRL filer fees, DTC fees, printing costs and blue-sky exemption fees. In addition, the Client will reimburse Consultant for all reasonable expenses incurred, including but not limited to: travel expenses, overnight package and mailing expenses, upon presentation of appropriate evidence of such expenses; provided, however, that any expenses more than $500 shall be approved in writing by the Client before they are incurred by the Consultant.

10. Any claim arising out of this engagement, except actions by Consultant to enforce payment for its services, must be asserted within one year from the completion of the engagement, notwithstanding any statutory provision to the contrary.

11. Miscellaneous

11.1 Counterparts

This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof, provided that the failure to so deliver any manually executed Execution Page shall not affect the validity or enforceability of this Agreement.

11.2 Headings

The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

11.3 Severability

If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

11.4 Entire Agreement; Amendments

This Agreement and the instruments referenced herein contain the entire understanding of Consultant and the Client, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Client nor Consultant makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Client and Consultant.

11.5 Notices

Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally, by responsible overnight carrier or by confirmed facsimile, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier or confirmed facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Client: In the name and to the address as indicated on the signature page

If to Consultant:
Maxim Partners, LLC
PO Box 375290
Cayey, Puerto Rico 00737

11.6 Third Party Beneficiaries.

This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

11.7 Failure

In the event the Client brings any action against Consultant for breach of this Agreement, Consultant's entire liability to the Client shall not exceed the fees paid to Consultant hereunder. In no event shall Consultant be liable to the Client or any other party for any indirect, special or consequential damages, nor for any claim against the Client by any person or entity arising from or in any way related to this Agreement.

11.8 Further Assurances

The Client shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

11.9 Waivers

No delay on the part of any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach by any other party of any representation, warranty, covenant or Agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or Agreement contained in this Agreement (or in any other Agreement between the parties) as to which there is no inaccuracy or breach.

11.10 Law and Arbitration

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Puerto Rico applicable to contracts executed and performed in such location, without giving effect to conflict of law principles. All controversies, claims and matters of difference arising between the parties under this Agreement shall be submitted to binding arbitration in the Commonwealth of Puerto Rico under the Commercial Arbitration Rules of the American Arbitration Association (the "AAA") from time to time in force (to the extent not in conflict with the provisions set forth herein). This agreement to arbitrate shall be specifically enforceable under applicable law in any court of competent

jurisdiction. Notice of the demand for arbitration shall be filed in writing with the other parties to this Agreement and with the AAA. Once the arbitral tribunal has been constituted in full, a hearing shall be held and an award rendered as soon as practicable. The demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen, and the parties are not making progress toward a resolution. In no event shall it be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter would be barred by the applicable contractual or other statutes of limitations. The parties shall have reasonable discovery rights as determined by the arbitration. The award rendered by the arbitrators shall be final and judgment may be entered in accordance with applicable law and in any court having jurisdiction thereof. The decision of the arbitrators shall be rendered in writing and shall state the manner in which the fees and expenses of the arbitrators shall be borne. In any arbitration, action, lawsuit or proceeding brought to enforce or interpret the provisions of this Agreement and/or arising out of or relating to any dispute between the parties, the prevailing party with respect to each specific issue in a matter shall be entitled to recover all of his or its costs and expenses relating to such issue (including without limitation, reasonable attorney's fees and disbursements) in addition to any other relief to which such party may be entitled.

11.11 Variations in Pronouns

Wherever the context shall so require, all words herein in the male gender shall be deemed to include the female or neuter gender and vice versa, all singular words shall include the plural, and all plural words shall include the singular. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

11.12 Presumption Against Scrivener

Each party waives the presumption that this Agreement is presumed to be in favor of the party which did not prepare it, in case of a dispute as to interpretation.

11.13. Attorney's Fees

In the event either party is in default of the terms or conditions of this Agreement and legal action is initiated or suit be entered as a result of such default, the prevailing party shall be entitled to recover all costs incurred as a result of such default including all costs, reasonable attorney fees, expenses and court costs through trial, appeal and to final disposition.

11.14 Authority

(a) Both the Consultant and the Client have the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully the obligations hereunder. This Agreement has been duly executed and delivered and is the valid and binding obligation of the Consultant and the Client and is enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency, or other similar laws generally affecting the enforcement of creditors' rights.

(b) The execution and delivery of this Agreement and the other agreements contemplated hereunder, and the consummation of the transactions contemplated hereby and thereby, and the performance by the Client of this Agreement, in accordance with their respective terms and conditions, will not:

a. Require the approval or consent of any foreign, federal, state, county, local, or other governmental or regulatory body or the approval or consent of any other person;

b. Conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both would constitute) a default under any order, judgment, or decree applicable to the Client, or any instrument, contract, or other agreement to which the Client is a party or by or to which the Client is bound or subject.

[Signature Page To Follow]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement.

CONSULTANT
Maxim Partners, LLC

By: Joel Arberman, Managing Member

CLIENT
Freedom Internet Group, Inc.

By: Noah Rosenfarb, Title: Chairman & CFO